June Investor Presentation J u n e 2 0 , 2 0 2 3 1 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward‐looking statements and may often, but not always, be identified by the use of words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward‐looking statements include statements about the expected benefits of Earthstone Energy, Inc. (“ESTE,” “Earthstone” or the “Company”) and its stockholders from Earthstone’s recent acquisitions of oil and gas properties, the expected future reserves, production, financial position, business strategy, revenues, earnings, free cash flow, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward‐looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Earthstone’s ability to successfully integrate the oil and gas properties it has recently acquired and achieve anticipated benefits from them; risks relating to any unforeseen liabilities of Earthstone or the oil and gas properties it has recently acquired; declines in oil, natural gas liquids or natural gas prices; developments in the Russia-Ukraine conflict; and future geopolitical events, the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment writedowns; risks related to national banking systems; our level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; Earthstone’s ability to generate sufficient cash flows from operations to fund all or portions of its future capital expenditures budget or to support a shareholder return program; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; competition for assets, equipment, materials and qualified people; supply chain disruptions; constraints or downtime on midstream assets servicing Earthstone’s oil and gas production; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; regulatory matters, including environmental regulations; oilfield service cost inflation; social, market and regulatory efforts to address climate change; cybersecurity risks, and the direct and indirect impact on most or all of the foregoing on the COVID‐19 pandemic or future variants. Earthstone’s annual report on Form 10‐K for the year ended December 31, 2022, quarterly reports on Form 10‐Q, recent current reports on Form 8‐ K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. The forward‐looking statements included in this presentation speak only as of the date of this presentation and Earthstone undertakes no obligation to revise or update publicly any forward‐looking statements except as required by law. . This presentation contains estimates of Earthstone’s 2023 production, capital expenditures and expense guidance. The actual levels of production, capital expenditures and operating expenses may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, oil and natural gas prices, changes in market demand for hydrocarbons and unanticipated delays in production and well completions. These estimates are based on numerous assumptions. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. No assurance can be made that any new wells will produce in line with historical performance, or that existing wells will continue to produce in line with Earthstone’s expectations. Earthstone’s ability to fund its 2023 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated production and completion delays and increases in costs associated with drilling, production and transportation. Use of Non-GAAP Information This presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”) such as PV‐10, free cash flow, Leverage, Net Debt, and Adjusted EBITDAX. Such non‐GAAP measures are not alternatives to GAAP measures, and you should not consider these non‐GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non‐GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to the Appendix or to Earthstone’s press release for the quarter ended March 31, 2023. Cautionary Note on Reserves and Resource Estimates The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves or locations not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. You are urged to consider closely the oil and gas disclosures in our 2022 Form 10‐K and our other reports and filings with the SEC. Estimated ultimate recovery (“EUR”) is a measure that by its nature is more speculative than estimates of proved reserves prepared in accordance with SEC definitions and guidelines and is accordingly less certain. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third‐party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third‐party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third‐party sources described above. 2

Returns Focused Modest cash flow needed to maintain production levels, creates robust free cash flow generation1 Top Basins / Long Inventory Life Delaware Basin and Midland Basin asset base with ~13 years of high quality inventory life Earthstone’s Differentiating Factors 3 Strategic Consolidator Eight acquisitions since early 2021 increased production by >7.5x and improved cost and operating efficiencies Committed to Low Leverage Moderate increase to ~1.1x leverage counterbalanced by targeted sub-1.0x leverage within 12 months² Shareholder Returns Earthstone provides opportunities to consider further shareholder returns Management Team Conservative Management Team with a Proven History of Value Creation Commitment & Focus “Do the right thing” commitment to stakeholders, employees and environment Note: See Appendix for footnotes.

Texas New Mexico Corporate Snapshot 4Note: See Appendix for footnotes. Earthstone Acreage Permian Basin Area MIDLAND BASIN DELAWARE BASIN Select Operational Data (Pro Forma Novo) 460 MMBoe Estimated Proved Reserves1 $5.4 Billion Proved PV-10 at Strip1 130 - 135 MBoe/d (41% Oil) 4Q23E Production ~223,000 Permian Net Acres Select Financial Data 1Q23 ~1,020 Gross Operated Drilling Locations2 Stock Price (06/15/23) $13.47 Market Cap $1.9 B 1Q23 Net Debt3 $1.0 B Enterprise Value⁴ $2.9 B Shares Outstanding (4/25/23)5 140.5 MM Undrawn Revolver (3/31/23) $948 MM Novo Acreage ~13 Years Inventory Life under 5-Rig Program

Highly Accretive Novo Transaction Significantly Expands Delaware Basin Scale 5 Acquisition Highlights Pro Forma Snapshot Combined Delaware Basin Acreage Overview 1. Based on Earthstone management estimates for the next twelve months from 5/1/23 and NYMEX strip prices as of 5/24/23; excludes the impact of general and administrative expenses. 2. Reinvestment rate defined as: Capex / (Adjusted EBITDAX – Interest Expense). 3. Earthstone management estimate of Earthstone’s total proved reserve volumes as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23. Cawley, Gillespie & Associates, Inc. (“CG&A”) estimate of Novo’s total proved reserves volumes as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23. Novo reserves reflect net to ESTE. 4. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. Texas Earthstone Acreage Novo Acreage New Mexico Earthstone PF w/Novo Change 4Q23 Production (Mboe/d) ~96-104 ~130-135 ~33% 4Q23 Prod. % Oil / % Liquids ~45% / ~71% ~41% / ~69% ~(4)% / ~(2)% FY23 Capex ($MM) $725-$775 $725-$775 0% FY24 Reinvestment Rate (%)2 ~75% ~60% ~(15)% Total Proved Reserves (MMBoe)3 ~349 ~460 ~32% Gross Locations4 ~820 ~1,020 ~24% Transaction – $1.5 billion joint acquisition whereby Earthstone acquires Novo and concurrently sells a W.I. equal to 33 1/3% of Novo assets to Northern Oil and Gas for $0.5 billion Transaction Details (Net to Earthstone) – $1.0 billion all-cash transaction funded via upsized credit facility – Fully committed credit facility upsized to $1.65 billion to provide liquidity at close – Expected closing in 3Q23, with effective date of 5/1/23 – Planned continuous 5-rig program (4 Rigs in Delaware / 1 Rig in Midland basins) Acquired Asset Highlights (Net to Earthstone) – ~11,300 net acres in Eddy County, NM and Culberson County, TX – ~$360-380MM NTM Adj. EBITDAX and ~$290-310MM NTM unlevered FCF1

$1.5B Highly Accretive Delaware Basin Acquisition1 Net purchase price of $1.0 billion represents 2.7x NTM Adj. EBITDAX, ~30% NTM unlevered FCF yield 2,3 Key Purchase Enhances Scale and Operational Synergies Materially expands existing Delaware Basin footprint and adds basin synergies Meaningful FCF Generation Adds to Corporate Strategy >60% increase to 2024E FCF. ~60% reinvestment rate provides for increased debt reduction, flexible capital allocation and potential shareholder returns3 Novo Acquisition Checks All Boxes for Significant Shareholder Value Creation 6 Significantly Adds to Inventory in Attractive Basin Strengthens deep inventory in the core of the Delaware Basin with ~200 high-return, de-risked gross locations that increase the allocation of capital to the Delaware Basin Maintains Financial Strength and Low Leverage Profile Moderate increase to ~1.1x leverage4 counterbalanced by targeted sub-1.0x leverage within 12 months Creates a Stronger and More Resilient Earthstone Transaction significantly strengthens operational and financial base and solidifies ESTE’s position as a leading Permian consolidator 1. Aggregate purchase price $1.5 billion, whereby Earthstone acquires Novo and concurrently sells a 33⅓ % interest in the properties to Northern Oil and Gas, Inc. (“NOG”), for $0.5 billion. 2. Based on Earthstone management estimates of proved developed cash flow for next twelve months from 5/1/23 and NYMEX strip prices as of 5/24/23; excludes the impact of incremental general and administrative expenses. 3. Free Cash Flow (“FCF”) defined as: Adjusted EBITDAX – Interest Expense – Current Income Tax – Capex. 4. Earthstone management forecasted Last Quarter Annualized (“LQA”) Adjusted EBITDAX at YE23 based on strip prices as of May 24, 2023.

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 0.0x 1.0x 2.0x 3.0x 4.0x FY16A FY17A FY18A FY19A FY20A FY21A FY22A ESTE FY23E PF Novo FY24E Adj. EBITDAX Debt / Adj. EBITDAX Novo Acquisition Drives Strong Financial Accretion and Maintains Financial Strength 7 1. EBITDAX and FCF estimates based on Earthstone management estimates utilizing NYMEX strip pricing of 5/24/23. 2. Based on Earthstone 4Q23 management estimate of daily production. 3. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. 4. Earthstone management forecasted Last Quarter Annualized (“LQA”) Adjusted EBITDAX at YE23 based on strip prices as of May 24, 2023. Significant Adj. EBITDAX Growth While Maintaining Financial Strength >20% Est. 2024E Adj. EBITDAX Uplift1 Significant Adj. EBITDAX contribution expected from Novo PDP1 >30% 4Q23 Production Increase2 Production enhancement provides for another step-change in scale >60% Est. 2024E FCF Uplift1 Incremental FCF accelerates deleveraging and potential for meaningful shareholders returns ~24% Location Count Increase3 Adding ~200 gross locations increases high-quality / high-return inventory in the Delaware Basin ~1x Leverage Profile ~1.1x PF 4Q23 leverage4, targeted <1.0x leverage within 12 months ~13 Yrs Inventory Life Inventory life increases by ~3 years under a continuous 5-rig program 2 Anticipates Pro Forma YE24 leverage to return to YE23 standalone levels of < 1.0x

76% 24% PD PUD Lea Eddy Culberson Midland / Ector Upton Reagan / Irion Pro Forma 1P Reserves as of 5/1/234 PV-10 Value ($MM) Proved Developed $4,628 Proved Undeveloped $754 Total Proved $5,383 Reserves and Inventory | Earthstone + Novo 8 460 MMBoe ~1,020 Gross Operated Locations Pro Forma 1P PV-10 Value as of 5/1/234Robust Reserves and Inventory Profile1 Gross Locations by County3 • The Novo assets bolster Earthstone’s inventory, adding 111 net MMBoe of 1P reserves (62% liquids)1 • ~$4.6 billion PV-10 of Proved Developed Reserves, which exceeds Earthstone’s pro forma enterprise value2 • ~1,020 gross operated drilling locations (~69% Delaware, ~31% Midland) provide significant runway for future development and maintains basin optionality3 Gross Locations by PUD/PROB/POSS3 ~1,020 Gross Operated Locations 65% New Mexico Probable/ Possible Proved Undeveloped 1. CG&A estimate of Novo proved reserve volumes as of 5/1/23 utilizing NYMEX strip pricing as of 5/24/23, discounting cash flows at a rate of 10%. 2. Based on $1.0 billion net purchase price and ESTE share price of $12.73 as of 6/2/23. 3. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. 4. Earthstone management estimate of Earthstone’s total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23, plus CG&A estimates of Novo total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip pricing as of 5/24/23, discounting cash flows at a rate of 10%.

Chisholm Novo Titus IRM Bighorn Tracker -- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 IRM Tracker Foreland Chisholm Bighorn Titus Novo $ in m ill io n s Continuation of Conservative Valuation Leads to High Impact Valuation 91. Cumulative estimated PV-10 value of the PD reserves based upon forward strip pricing at the time of each announced transaction. Cumulative PV-10 Value of Proved Developed Reserves Greater Than Combined Total Purchase Price1 Cumulative PD PV-10 value Cumulative Purchase Price Across all seven significant transactions, proved developed value of reserves has underpinned purchase price1 Undeveloped locations acquired “virtually free” as PV-10 Value of the Proved Developed Reserves of the acquired properties is higher than cumulative total purchase price from the seven transactions since 2021 ~900 Gross Operated Drilling Locations Acquired Since 2021 Delaware

~15,300 ~133,000 FY2020A 2021-2022 Acquisitions Current Acquisition PF ESTE Continued Transformation to Scaled Permian Operator with Multi-Basin Optionality 10 1. Based on ESTE estimates; PV-10 as of 7/1/21 based on NYMEX strip pricing as of 9/30/21 for Foreland, as of 11/1/21 based on NYMEX strip pricing as of 12/8/21 for Chisholm, as of 1/1/22 based on NYMEX strip pricing as of 1/18/22 for Bighorn, as of 8/1/22 based on NYMEX strip prices as of 6/17/22 for Titus, and as of 5/1/23 based on NYMEX strip prices as of 5/24/23 for Novo. 2. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. Earthstone Continues to Build Transformational Scale Delaware Acquisitions Midland Acquisitions $604MM December 2021 $627MM June 2022 $1,000MM June 2023 $182MM December 2020 $127MM April 2021 $73MM October 2021 $860MM January 2022 • Since YE 2020, ESTE has built significant scale across eight transactions • PF 4Q23 ESTE at ~133 Mboe/d is similar size with Permian peers MTDR, SM, PR, and CPE • Added scale further accelerates free cash flow generation and financial flexibility • Acquired inventory enhances development optionality across Delaware and Midland Premier Pro Forma Permian Footprint Acquisition Price ($MM) $2,473 $1,000 $3,473 Consideration Mix (% Cash / % Stock) 70% / 30% 100% / 0% 79% / 21% Acquired PD PV-10 ($MM)1 $2,732 $912 $3,644 Acquired Net Acreage (000’s) ~228.3 ~11.3 ~239.6 Acquired Gross Locations2 ~700 ~200 ~900 ESTE Acreage Pre-2021 Acquired Acreage 2021-2023 Novo Acreage B o e/d

0 50 100 150 200 250 0 2 4 6 8 10 12 C u m u la ti ve G ro ss 2 0 :1 B O E P ro d u ct io n P er W el l ( M B O E) Producing Months Novo Average Earthstone Permian Average Permian Basin Average Bone Spring Wolfcamp Other • Assets are positioned in the core of the Delaware Basin with superior multi-bench rock quality and basin-leading results • ~200 high-quality gross operated locations primarily in the Wolfcamp and Bone Spring with average breakevens <$40/barrel1 • 66% of the acquired undeveloped locations are within the top quartile of pro forma inventory • Strong liquids-weighted PDP base production supports future multi-target development Top-Tier Inventory Solidifies Superior Permian Position ~200 Gross Operated Locations <$40/bbl Avg. Inventory Breakeven New Inventory Immediately Competes for Capital2,3 1. Defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. 2. Novo and Earthstone Permian averages include wells initially operated by Earthstone, Novo, Titus and Chisholm, with all 2021+ 4,000 ft+ Total Lateral Length (“TLL”) wells normalized to 10,000 ft TLL; source: Enverus May 2023. 3. Permian Basin average includes all 2021+ 4,000 ft+ total lateral lengthen wells in Delaware and Midland basins; source: Enverus May 2023. High-Quality Novo Locations Significantly Upgrades Inventory Stack 11 Large Multi-Bench Inventory of Locations1 Earthstone Acreage Novo Operated Acreage Novo Non-Op Acreage

G ro ss T h ic kn es s ~ 4 ,5 0 0’ 22-Well Novo Ovation Pad Demonstrates Strong Performance In 5 Distinct Targets at Full Development Spacing 12 • Acquisition underwriting assumes Ovation targeting, well spacing and well density on a go-forward basis • Additional significant upside in Break Sand (Harkey), Avalon, and Brushy Canyon • Thick column and strong carbonate barriers allow for sequenced “bottoms up” development and reduce parent/child concerns 1-Mile DSU Brushy Canyon 1st Bone Spring Sand 2nd Bone Spring Sand 3rd Bone Spring Sand Avalon 1st Bone Spring Carb Break Sand (Harkey) 3rd Bone Spring Carb Wolfcamp XY /A Wolfcamp B Primary Target Secondary Target Earthstone Acreage Novo Acreage Ovation PadOvation Pad Eddy County Type Section and Ovation End View

Strategic Divestitures in the Past Twelve Months 13 Earthstone Divestitures • Earthstone has netted >$100mm from selling non-core assets in the Midland Basin/Eagle Ford over the past year • Proceeds have been used to repay RBL debt Date July 2022 December 2022 May 2023 Geographical Area Eagle Ford Midland Basin Midland Basin Divestiture Non-operated asset in the Eagle Ford which Earthstone sold alongside operator's sale ~780 gas-weighted, low production, vertical wells over ~38,000 net acres in Sugg Ranch / Hunt fields ~1,280 acres + 44 PDP wells in the Midland Co. and ~800 undeveloped acres in Reagan County; 33 vertical wells; characterized by short laterals Buyer Undisclosed public co. Undisclosed private co. Undisclosed private co. Net Proceeds to Earthstone ~$29mm ~$21mm ~$56mm Net Production Impact ~450 Boepd ~850 Boepd ~530 Boepd

$0.5 B 79 MMBoe $2.0 B 148 MMBoe $7.8 B 368 MMBoe $4.6 B 352 MMBoe¹ $5.4 B 460 MMBoe² $3.9 B YE20 SEC Pricing YE21 SEC Pricing YE22 SEC Pricing 1/1/23 Reserves 12/30/22 Strip¹ 5/1/23 Reserves 05/24/22 Strip² Enterprise Value³ PUD PD Shareholder Value Accretion Reflected in Significant Proved Reserves Growth 14 Proved Strip PV-10 Uplift from YE20 With estimated PV-10 value of pro forma PD reserves composing ~86% of the pro forma total proved PV-10 reserves value ~11x Estimated pro forma PV-10 Value of Proved Developed Reserves at Strip Current PV-10 value of pro forma PD reserves is significantly higher than current enterprise value2 ~$4.6B Robust Value Growth in Proved Reserves With Majority Coming from Proved Developed Reserves Additions Note: See Appendix for footnotes and non-GAAP reconciliation. PUD PD Current valuation significantly below proved developed reserves value

MIDLAND New Mexico Earthstone Acreage Texas Deep Inventory of High-Return Drilling Locations 15 Recent Well Results # Pad Peak IP-30 (Boepd) Oil (%) Lateral Length (ft) WI (%) 1 Salt Draw (2 Wells) 1,570 77% ~4,700’ 55% 2 Cletus (2 Wells) 1,370 69% ~9,750’ 89% 3 Lonesome Dove (2 Wells) 1,692 72% ~7,700’ 90% 4 Cattleman (4 Wells) 1,466 69% ~7,700’ 93% 5 Barnhart (5 Wells) 1,170 81% ~10,000’ 100% 6 Stetson 13-24 Fed (2 Wells) 1,042 92% ~10,325’ 63% 7 Squeeze 2 ST Com (3 Wells) 1,606 82% ~4,600’ 49% 8 Whittenburg (3 Wells) 968 90% ~9,850’ 100% 9 Whiskey River (3 Wells) 853 85% ~9,830’ 100% 10 TSRH East 18-20 (4 Wells) 1,054 81% ~14,300’ 65% 11 Jade 34-3 Fed (4 Wells) 1,240 91% ~9,855’ 52% 12 Dark Canyon 15-22 (2 Wells) 1,422 69% ~7,050’ 100% 13 WTG 5-234 (2 Wells) 945 77% ~9,850’ 100% 1 2 3 4 5 11 DELAWARE 6 7 8 9 10 12 13 3 Q 2 2 4 Q 2 2 1 Q 2 3 Note: Peak IP-30 is defined as the average of the highest 30 days of daily oil and gas production.

0 5,000 10,000 15,000 20,000 25,000 0 10 20 30 40 To ta l M ea su re d D ep th ( ft ) Days Previous Operator Previous Operator Earthstone Energy Earthstone Energy Increased Drilling Productivity 16 Case Study: Anaconda 11-14 Fed vs. Pakse South Fed¹ ESTE Significantly Increasing Drilling Efficiency 873 1,167 Previous Operator 2021/2022 Earthstone 2022 Same rigs used in 2021 and 2022 Average Feet Drilled per Day Earthstone is drilling more feet per day than the previous operator by 34% 1. Anaconda 11-14 Fed Com Two-well Pad average of 21,106’ drilled with Spud to Total Depth of 31.9 days (Previous Operator). Pakse South Federal Pad average of 22,930’ drilled with Spud to Total Depth of 17.5 days (Earthstone) 46% Improvement

Increased Completion Efficiencies 17 Optimized Completion Design Resulting in Higher EURsImproved Frac Stages Per Day Earthstone is completing wells faster than 2021 vintage wells (previous operator) by 16% while optimizing completion design, yielding ~31% uplift in EUR for wells in Lea County 7.3 8.5 Previous Operator 2021 Earthstone 2022 St ag es P er D ay 1 2 3 4 5 6 7 31% Improvement C u m u la ti ve O il P ro d u ct io n Months Previous Operator Earthstone EnergySt ag es P er D ay Note: Direct 6 well comparison in Ranger (N Lea) & Bone Spring only. Previous Operator - Diamondback 4H/5H, Buffalo 12-1 4H/5H, Stetson 5H/6H. Earthstone - Bel Air 5H/6H, Ram 9H/10H, Stetson 9H/10H.

-1.5% 3.1% 3.7% 4.0% 4.4% 4.5% 4.7% 5.0% 5.3% 8.9% Utilities Technology Consumer Discretionary Consumer Staples Real Estate Industrials Materials Communications Healthcare Energy The Energy Sector Offers an Attractive Value Opportunity 18Source : S&P 1500 analyst expectations sourced from FactSet and share prices as of 6/15/2023. Note: Free Cash Flow Yield is calculated by dividing Free Cash Flow by Market Capitalization. Enterprise Value to 2023E EBITDA 2023E Free Cash Flow Yield • Energy has the lowest EV / EBITDA multiple and the highest Free Cash Flow yield 20.0x 16.9x 14.4x 13.8x 13.7x 12.6x 11.9x 9.9x 9.7x 5.6x Technology Real Estate Healthcare Consumer Discretionary Consumer Staples Industrials Utilities Communications Materials Energy

15% 8% 12% 5% 10% 11% 11% 12% 9% 15% 15% 17% 17% ESTE Peer 1 Peer 2 Peer 3 Peer 7 Peer 6 Peer 4 Peer 5 Peer 9 Peer 12 Peer 10 Peer 8 Peer 11 2.6x 5.5x 4.9x 4.5x 3.6x 3.0x 2.8x 2.2x 5.6x 4.7x 3.4x 3.3x 3.0x ESTE Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Earthstone Offers an Attractive Value Opportunity 19 Source: Company filings, press releases, Wall Street research, analyst expectations sourced from FactSet and share prices as of 6/15/23. Note: Free Cash Flow Yield is calculated by dividing Free Cash Flow by Market Capitalization. Future Adjusted EBITDAX and Free Cash Flow for Earthstone are forward-looking information that is subject to considerable change and numerous risks and uncertainties, many of which are beyond Earthstone’s control. See “Forward-Looking Statements”. Permian Large-Cap includes FANG and PXD. Permian SMid-Cap includes CPE, MTDR, PR, SM and VTLE. Non-Permian SMid Cap includes CHRD, CIVI, CRGY, MGY and NOG. Enterprise Value to 2023E EBITDAX 2023E Free Cash Flow Yield • ESTE has one of the lowest EV / EBITDAX multiples and one of the highest Free Cash Flow yields Permian SMid-CapPermian Large-Cap Non-Permian SMid-Cap Permian SMid-CapPermian Large-Cap Non-Permian SMid-Cap

ESG – All About “Doing the Right Thing” 20 Environmental Social/Safety Governance We commit to best practices and technology to reduce gas flaring & methane emissions from our assets We are aligned with our significant insider ownership – we’re about doing the right thing and ensuring long-term shareholder value creation We charge our Nominating and Corporate Governance (“NCG”) Committee with oversight of ESG-related matters We design roads, pipelines, electricity, and multi-well pads to minimize environmental impact during our planning. Emissions Management Engaging Communities Significant Insider Ownership ESG Board of Directors OversightEnvironment Impact Diversity Safety We uphold a “safety-first” culture to ensure the well- being of our employees and community We guide our directors, officers, and employees toward the highest ethical standards and compliance through our code of ethics Code of Ethics We prioritize recycling produced water. Water is vital to Earth and all life, and our use considers its importance Water Management We Are Committed to “Doing the Right Thing” We drive positive community impact, encouraging employees to donate time & effort with the support of ESTE We provide equal employment opportunities regardless of race, religion, gender, age, nationality, disability, or other protected status Target Zero Routine Flaring 0% % Women/Minority1 50% 2022 % Approval on Pay2 99% 1. Women and minority represents 50% of Earthstone’s workforce. 2. ~99% of votes casted in Earthstone’s stockholder advisory vote approved the compensation of its named executive officers.

ESG – Continual Improvement 21 Minimized Air Emissions Installed Vapor Recovery Towers (“VRTs”) and Vapor Recovery Units (“VRUs”) with tank battery construction minimizes air emissions ✓ Targeted Zero Flaring Connected natural gas pipelines ahead of flowback and first production negates the need for flaring ✓ Upgraded Facilities Upgraded existing facilities with low-pressure and high-pressure flare equipment to reduce emissions ✓ Leak Detection Leak Detection & Repair (“LDAR”) program since 2019 to identify and remediate emissions ✓ Retrofitted Facilities Installation of air-operated pneumatic actuators at new facilities and retrofitting legacy facilities to reduce emissions ✓ Reduced Trucking Percentage of oil production on pipelines increased from 58% in 2021 to 87% in 2022, reducing trucking and thus lowering CO2 emissions ✓ Increased Use of Pipelines Greater than 95% of produced water is disposed of via pipelines, reducing trucking and thus lowering CO2 emissions ✓ Implemented Monitoring Systems Testing of continuous emissions monitoring systems with initial implementation in 2023✓ Earthstone Continues to Implement Key ESG Objectives In Partnership with Developing practical solutions to issues that affect both human health and the environment Coming in 3Q23

Earthstone Presents A Compelling Investment Opportunity 22 Earthstone Management has consistently shown fundamental conservatism in assessing and executing a broader corporate strategy of value driven investment in high quality assets, operating cost leadership, and management of its balance sheet offering investors a reliable and predictable opportunity to invest in a growing operator. Greater Efficiency Achieved from Increased Critical Mass Robust Inventory in the Premier Shale Basins of the US Significant Free Cash Flow Generation with Low Reinvestment Needs Moderate increase to ~1.1x leverage counterbalanced by targeted sub-1.0x leverage within 12 months Improving the Opportunity to Implement Meaningful Shareholder Returns Committed to Delivering for Stakeholders, Employees, and the Environment

Appendix 23

Oil and Gas Hedge Summary 24 Oil Hedge Positions (WTI based, Bbls/d, and $/Bbl)¹ Natural Gas Hedge Positions (HH based, MMBtu/d, and $/MMBtu)² Focused on protecting cash flow while leaving upside for a stronger commodity outlook • Utilize a mix of collars, swaps and puts on oil and gas production • Waha basis materially protected via financial swaps and non-Waha marketing contracts • Significant 2024 Waha basis hedges in place Note: Includes all WTI and Henry Hub hedges as of 6/8/23. Does not include basis swaps. 1. Reflects weighted average swap price, put price (net of deferred premiums) and weighted average collar floor / ceiling prices each quarter. 2. Reflects weighted average swap price and weighted average collar floor / ceiling prices each quarter. $76.94 $75.77 $74.25 $75.44 $69.28 $63.83 $64.54 $64.54 $64.24 $60.04 $62.47 / $87.56 $62.90 / $85.73 $62.58 / $84.84 $62.67 / $85.83 $60.00 / $76.01 18,500 20,500 23,600 20,875 6,198 2Q 2023 3Q 2023 4Q 2023 2Q-4Q 2023 FY 2024 Swaps Puts Collars $3.349 $3.349 $3.349 $3.349 $3.381 / $5.748 $3.254 / $5.557 $3.002 / $4.906 $3.193 / $5.363 $2.563 / $4.506 70,200 79,983 89,570 79,953 40,000 2Q 2023 3Q 2023 4Q 2023 2Q-4Q 2023 FY 2024 Swaps Collars

Estimated Proved Reserves Summary as of 5/1/23 at NYMEX Strip Pricing as of 5/24/23 25 This summary of proved developed reserve volumes and values as shown in the table below is based on management estimates and has been prepared as of May 1, 2023, utilizing NYMEX strip benchmark prices and basis differentials as of May 24, 2022, and in regard to PV- 10, discounting cash flows at a rate of 10% Recent Strip Pricing (5/24/2023) Year WTI HH 2023 $74.47 $2.84 2024 $69.93 $3.55 2025 $66.63 $4.08 2026 $64.04 $4.09 2027 $61.83 $4.07 Earthstone Standalone Novo (Net to ESTE) Combined PV-10 Value ($mm) Proved Developed $3,716 $912 $4,628 Proved Undeveloped $494 $260 $754 Total Proved $4,211 $1,172 $5,383 Earthstone Standalone Novo (Net to ESTE) Combined 1P Reserves (MMBoe) Proved Developed 277.5 73.9 351.4 Proved Undeveloped 71.5 37.2 108.7 Total Proved 349.0 111.1 460.1

Oil and Gas Hedge Positions 26Note: Hedgebook as of 6/8/23. WTI Oil Hedges - Swaps HH Gas Hedges - Swaps Oil Swap Schedule Period Volume (Bbls) Volume (Bbls/d) $/Bbl Period Volume (MMBtu) Volume (MMBtu/d) $/MMBtu 2Q 2023 409,500 4,500 $76.94 2Q 2023 1,137,500 12,500 $3.349 3Q 2023 492,000 5,348 $75.77 3Q 2023 1,150,000 12,500 $3.349 4Q 2023 653,200 7,100 $74.25 4Q 2023 1,150,000 12,500 $3.349 2Q-4Q 2023 1,554,700 5,653 $75.44 2Q-4Q 2023 3,437,500 12,500 $3.349 1Q 2024 191,100 2,100 $69.36 2Q 2024 154,500 1,698 $69.28 3Q 2024 138,000 1,500 $69.22 4Q 2024 138,000 1,500 $69.22 FY 2024 621,600 1,698 $69.28 WTI Oil Hedges - Collars HH Gas Hedges - Collars Oil Collar Schedule Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Floor) $/Bbl (Ceiling) Period Volume (MMBtu) Volume (MMBtu/d) $/MMBtu (Floor) $/MMBtu (Ceiling) 2Q 2023 700,700 7,700 $62.47 $87.56 2Q 2023 5,250,700 57,700 $3.381 $5.748 3Q 2023 998,400 10,852 $62.90 $85.73 3Q 2023 6,208,400 67,483 $3.254 $5.557 4Q 2023 1,122,400 12,200 $62.58 $84.84 4Q 2023 7,090,400 77,070 $3.002 $4.906 2Q-4Q 2023 2,821,500 10,260 $62.67 $85.83 2Q-4Q 2023 18,549,500 67,453 $3.193 $5.363 1Q 2024 182,000 2,000 $60.00 $76.01 1Q 2024 3,640,000 40,000 $2.563 $4.506 2Q 2024 182,000 2,000 $60.00 $76.01 2Q 2024 3,640,000 40,000 $2.563 $4.506 3Q 2024 184,000 2,000 $60.00 $76.01 3Q 2024 3,680,000 40,000 $2.563 $4.506 4Q 2024 184,000 2,000 $60.00 $76.01 4Q 2024 3,680,000 40,000 $2.563 $4.506 FY 2024 732,000 2,000 $60.00 $76.01 FY 2024 14,640,000 40,000 $2.563 $4.506 WTI Deferred Premium Puts WAHA Differential Basis Swaps Oil Puts Schedule Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Strike Price) $/Bbl (Net of Premium) Period Volume (MMBtu) Volume (MMBtu/d) $/MMBtu 2Q 2023 573,300 6,300 $69.21 $63.83 2Q 2023 12,740,000 140,000 ($1.674) 3Q 2023 395,600 4,300 $70.00 $64.54 3Q 2023 12,880,000 140,000 ($1.674) 4Q 2023 395,600 4,300 $70.00 $64.54 4Q 2023 12,880,000 140,000 ($1.674) 2Q-4Q 2023 1,364,500 4,962 $69.67 $64.24 2Q-4Q 2023 38,500,000 140,000 ($1.674) 1Q 2024 227,500 2,500 $65.00 $60.04 1Q 2024 9,100,000 100,000 ($1.050) 2Q 2024 227,500 2,500 $65.00 $60.04 2Q 2024 9,100,000 100,000 ($1.050) 3Q 2024 230,000 2,500 $65.00 $60.04 3Q 2024 9,200,000 100,000 ($1.050) 4Q 2024 230,000 2,500 $65.00 $60.04 4Q 2024 9,200,000 100,000 ($1.050) FY 2024 915,000 2,500 $65.00 $60.04 FY 2024 36,600,000 100,000 ($1.050) FY 2025 FY 2025 14,600,000 40,000 ($0.740) WTI Midland Argus Crude Basis Swaps Oil Diff Schedule Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Differential) 2Q 2023 2,411,500 26,500 $0.91 3Q 2023 2,346,000 25,500 $0.92 4Q 2023 2,346,000 25,500 $0.92 2Q-4Q 2023 7,103,500 25,831 $0.92

SEC Proved Reserves Summary & PV-10 – Year-End 2022 27 Year-End 2022 SEC Proved Reserves Reconciliation of PV-10 As shown in the table below, Earthstone’s estimated proved reserves at year end 2022 were estimated by Cawley, Gillespie & Associates, Inc. (“CGA”), independent petroleum engineers, and which was prepared in accordance with Securities and Exchange Commission (“SEC”) guidelines, were approximately 367.9 million barrels of oil equivalent (“MMBoe”). SEC rules require that calculations of economically recoverable reserves use the unweighted average price on the first day of the month for the prior twelve-month period. The resulting oil and natural gas prices used for Earthstone’s 2022 year end reserve report, prior to adjusting for quality and basis differentials, were $93.67 per barrel and $6.358 per million British Thermal Units (“MMBtu”), respectively. SEC prices net of differentials were $95.82 per barrel, $39.24 per equivalent barrel of NGL and $5.51 per MMBtu. PV-10 is a measure not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The table below provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows (in thousands): Present value of estimated future net revenues (PV-10) $7,789,619 Future income taxes, discounted at 10% $1,065,118 Standardized measure of discounted future net cash flows $6,724,501 Oil Gas NGL Total PV-10 Reserves Category (Mbbls) (MMcf) (Mbbls) (Mboe) ($ in thousands) Proved Developed 88,759 574,762 80,168 264,721 $5,840,674 Proved Undeveloped 49,641 167,404 25,673 103,215 $1,948,945 Total 138,400 742,166 105,841 367,936 $7,789,619

1. Free cash flow is a non-GAAP financial measure defined as Adjusted EBITDAX less interest expense, net, less the current portion of income tax expense, less accrual-based capital expenditures. See Appendix for reconciliation of non-GAAP financial measures. 2. Leverage is a non-GAAP financial measure and is defined as Long-term debt (net of unamortized debt issuance costs) divided by LTM Adjusted EBITDAX. Notes and Supplemental Information 28 • Management has provided forwarding looking charts and figures on various slides that utilize a “maintenance capital” scenario. These figures are for example purposes only and do not constitute specific guidance beyond 2023. In addition, the assumptions utilized for this scenario are as follows; – Future production levels beyond 2023 are roughly flat with the projected guidance provided by management – Capital costs for development and operating field costs on a unit basis are held roughly flat to guidance – The corporate PDP decline rate is estimated at ~25% for 2023 and continues to decline at slightly lower rates in the following years Supplementary Footnotes (Page 3) Year WTI HH 2023 $79.07 $4.30 2024 $73.89 $4.28 2025 $69.77 $4.40 2026 $66.55 $4.47 2027 $63.87 $4.43 Recent Strip Pricing (12/30/2022) 1. Earthstone management estimate of Earthstone’s total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23, plus CG&A estimates of Novo total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip pricing as of 5/24/23, discounting cash flows at a rate of 10%. 2. Earthstone management estimate of locations across all reserve categories, defined as locations that are estimated to generate at least a 10% rate of return at NYMEX $70/bbl and $3.00/mmBtu. 3. Net Debt is a non-GAAP financial measure and is defined as Long-term Debt (net of unamortized debt issuance costs) less Cash. 4. Enterprise Value is defined as the sum of Net Debt and Market Cap. 5. Includes all outstanding shares of Class A Common Stock and Class B Common Stock. Supplementary Footnotes (Page 4) 1. Estimated PD reserves value of $3.6 billion as of 1/01/23 at NYMEX strip pricing as of 12/30/22. See Appendix for additional details. 2. Earthstone management estimate of Earthstone’s total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip prices as of 5/24/23, plus CG&A estimates of Novo total proved reserve volumes and values as of 5/1/23 utilizing NYMEX strip pricing as of 5/24/23, discounting cash flows at a rate of 10%. 3. Pro forma for Novo Transaction. Supplementary Footnotes (Page 13)

Definition of Non-GAAP Financial Measures 29 Adjusted EBITDAX Earthstone uses Adjusted EBITDAX, a financial measure that is not presented in accordance with GAAP. Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by Earthstone’s management and external users of its financial statements, such as industry analysts, investors, lenders and rating agencies. Earthstone’s management believes Adjusted EBITDAX is useful because it allows Earthstone to more effectively evaluate its operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure. Earthstone defines Adjusted EBITDAX as net income (loss) plus, when applicable, (gain) loss on sale of oil and gas properties, net; accretion of asset retirement obligations; depletion, depreciation and amortization; transaction costs; interest expense, net; exploration expense; unrealized (gain) loss on derivative contracts; stock-based compensation; and income tax expense (benefit). Earthstone excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within their industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income (loss) as determined in accordance with GAAP or as an indicator of Earthstone’s operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. Earthstone’s computation of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies or to similar measures in Earthstone’s revolving credit facility. Free Cash Flow Free Cash Flow is a non-GAAP financial measure that Earthstone uses as an indicator of our ability to fund our development activities and reduce our leverage. Earthstone defines Free Cash Flow as Net cash provided by operating activities; less (1) Settlement of asset retirement obligations, Gain on sale of office and other equipment, Write-off of deferred financing costs, Amortization of deferred financing costs and Change in assets and liabilities from the Condensed Consolidated Statements of Cash Flows; plus (2) Transaction costs, Exploration expense and the current portion of Income tax (expense) benefit from the Condensed Consolidated Statements of Operations; less Capital expenditures (accrual basis). Alternatively, Free Cash Flow could be defined as Adjusted EBITDAX (defined above), less interest expense, less Capital expenditures (accrual basis), and the current portion of Income tax (expense) benefit from the Condensed Consolidated Statements of Operations. Management believes that Free Cash Flow, which measures Earthstone’s ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. PV-10 PV-10 is a measure not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.